Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF RESTAURANT LEADERS FUND – MENU*

Supplement dated April 7, 2017, to the Prospectus for USCF Restaurant Leaders Fund dated October 24, 2016

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of USCF Restaurant Leaders Fund, a series of USCF ETF Trust, dated October 24, 2016. This supplement should be read in conjunction with the Prospectus. Terms used but not defined herein shall have the meanings ascribed to them in the Prospectus. Please read it and keep it with your Prospectus for future reference.

The information under the first paragraph of the section titled “MANAGEMENT” located on page 9 of the Prospectus for MENU is hereby replaced with the following:

MANAGEMENT

Investment Adviser

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser has been registered as an investment adviser with the SEC since July 2, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). On December 9, 2016, Wainwright was acquired by Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright will continue to operate its business as a wholly-owned subsidiary of Concierge. The Adviser’s offices are located at 1999 Harrison Street, Suite 1530, Oakland, CA 94612. As of June 30, 2016, the Adviser and its affiliates had approximately $5 billion in assets under management.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1100 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.